UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2012

THE HOWARD HUGHES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34856 (Commission File Number)	36-4673192 (I.R.S. Employer Identification No.)

One Galleria Tower
13355 Noel Road, 22nd Floor
Dallas, Texas 75240
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (214) 741-7744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of The Howard Hughes Corporation, a Delaware corporation (the “Company”), held on June 11, 2012, the stockholders elected the Company’s Board of Directors (the “Board”) and voted upon four Board proposals contained within our Proxy Statement dated April 26, 2012.

The Board nominees were elected with the following vote:

Nominee	For	Against	Abstentions	Broker Non-Votes

William Ackman	22,862,683	179,615	6,822	8,417,152
Adam Flatto	22,978,871	38,938	31,311	8,417,152
Jeffrey Furber	23,001,925	40,321	6,874	8,417,152
Gary Krow	22,964,558	53,272	31,290	8,417,152
Allen Model	23,001,126	40,997	6,997	8,417,152
R. Scot Sellers	22,959,752	58,008	31,360	8,417,152
Steven Shepsman	22,977,610	40,014	31,496	8,417,152
Burton M. Tansky	22,958,264	59,688	31,168	8,417,152
Mary Ann Tighe	22,968,337	74,041	6,742	8,417,152
David R. Weinreb	22,957,204	60,063	31,853	8,417,152

The stockholders voted on the following proposals and cast their votes as described below:

Proposal	For	Against	Abstentions	Broker Non- Votes

An advisory (nonbinding) vote to approve the compensation of the named executive officers (1)	22,749,439	281,079	18,602	8,417,152

(1)          In 2011, 63.08% of the votes cast in the Company’s stockholder advisory vote on the frequency of advisory votes on executive compensation (the “Say-on-Frequency Proposal”) voted that the Company should submit advisory votes on executive compensation every third year. The Board evaluated the voting on the Say-on-Frequency Proposal and determined that the Company should submit advisory votes on executive compensation to its stockholders every year because it wants to be responsive to the large minority of stockholders who did not vote for a frequency of three years.

Proposal	For	Against	Abstentions	Broker Non- Votes

A vote to approve amendments to the Company’s 2010 Equity Incentive Plan	22,646,819	385,265	17,036	8,417,152

Proposal	For	Against	Abstentions	Broker Non- Votes

A vote to ratify the Company’s Section 382 Rights Agreement	22,616,160	415,200	17,760	8,417,152

Proposal	For	Against	Abstentions

A vote to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2012	31,442,199	15,502	8,571

Item 9.01 (d)  Financial Statement and Exhibits

Exhibits

3.1

Certificate of Designations of Series A Junior Participating Preferred Stock, filed with the Secretary of State of the State of Delaware on February 29, 2012 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed February 29, 2012)

4.1

Section 382 Rights Agreement, dated as of February 27, 2012, by and between The Howard Hughes Corporation and Computershare Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed February 29, 2012)

10.1	The Howard Hughes Corporation Amended and Restated 2010 Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOWARD HUGHES CORPORATION

		By:	/s/ Peter F. Riley
Peter F. Riley
Senior Vice President, Secretary and General Counsel

Date:	June 14, 2012

EXHIBIT INDEX

Exhibit	Description

3.1

Certificate of Designations of Series A Junior Participating Preferred Stock, filed with the Secretary of State of the State of Delaware on February 29, 2012 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed February 29, 2012)

4.1

Section 382 Rights Agreement, dated as of February 27, 2012, by and between The Howard Hughes Corporation and Computershare Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed February 29, 2012)

10.1	The Howard Hughes Corporation 2010 Amended and Restated Incentive Plan